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EXHIBIT 23.3

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 7, 2001, included or incorporated by reference in Occidental Petroleum Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP

Los Angeles, California
February 4, 2002

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  EXHIBIT 23.3
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS